Exhibit 5(e)


                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                          LAW AND REGULATION DEPARTMENT
                          3100 Sanders Road, Suite J5B
                           Northbrook, Illinois 60062
                         Direct Dial Number 847-402-2400
                             Facsimile 847-402-4371


Michael J. Velotta
Vice President, Secretary
  and General Counsel

                                 August 21, 2000

TO:               ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                  FARMINGVILLE, NEW YORK 11738-9075

FROM:             MICHAEL J. VELOTTA
                  VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

RE:               FORM S-3 REGISTRATION STATEMENT
                  UNDER THE SECURITIES ACT OF 1933
                  FILE NO. 333-95703; CIK No. 0000839759
                  "ALLSTATE CUSTOM PORTFOLIO," "ALLSTATE PROVIDER" OR "SELECTDIRECTIONS(SM)" VARIABLE ANNUITY

     With reference to the Registration Statement on Form S-3 filed by Allstate Life Insurance Company of New York (the "Company"), as registrant, with the Securities and Exchange Commission covering the Flexible Premium Deferred Annuity Contracts, I have examined such documents and such law as I have considered necessary and appropriate, and on the basis of such examination, it is my opinion that as of August 21, 2000:

1. The Company is duly organized and existing under the laws of the State of New York and has been duly authorized to do business by the Director of Insurance of the State of New York.

2. The securities registered by the above Registration Statement when issued will be valid, legal and binding obligations of the Company.

     I hereby consent to the filing of this opinion as an exhibit to the above referenced Registration Statement and to the use of my name under the caption "Legal Matters" in the Prospectus constituting a part of the Registration Statement.

Sincerely,


/s/MICHAEL J. VELOTTA
---------------------------------
Michael J. Velotta
Vice President, Secretary
and General Counsel